EXHIBIT 32.1
                                                                    ------------



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Each of the undersigned hereby certifies that this Quarterly Report on Form 10-QSB complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly represents, in all material respects, the financial condition and results of operations of the Company.


February 16, 2004

/s/ CHARLES SHEFFIELD
-------------------------------------
Charles Sheffield
President and Chief Executive Officer



/s/ E.A. BUCHHOLTZ
-------------------------------------
E.A. Buchholtz
Chief Financial Officer